Exhibit 10.35

THIRD AMENDMENT TO PROMISSORY NOTES

Reference is made to those certain promissory notes listed on Exhibit A hereto (each, a “Note” and, collectively, the “Notes”), between OSR Holdings, Inc. (f/k/a Bellevue Life Sciences Acquisition Corp.), a Delaware corporation, and Bellevue Global Life Sciences Investors, LLC, a Delaware limited liability company.

1. Amendment of the Maturity Date. The parties hereto agree that Section 1 of each Note shall be amended and restated in its entirety as follows: “The Principal balance of this Note shall be payable by the Maker on December 31, 2026 (the “Maturity Date”). The principal balance may be prepaid at any time. Under no circumstances shall any individual, including but not limited to any officer, director, employee or stockholder of the Maker be obligated personally for any obligations or liabilities of the Maker hereunder.”

2. Binding Effect. Except as amended pursuant to paragraph 1 above, the Notes shall remain in full force and effect in accordance with their terms and are hereby ratified and confirmed by each of the parties hereto.

3. Counterparts. This amendment may be executed and delivered electronically and in counterparts, each of which will be deemed to be an original copy of this amendment and all of which, when taken together, will be deemed to constitute one and the same agreement.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this amendment to be duly executed as of the latest date set forth below.

OSR HOLDINGS, INC.
(f/k/a BELLEVUE LIFE SCIENCES
ACQUISITION CORP.)

By:	/s/ Kuk Hyoun Hwang
Name:	Kuk Hyoun Hwang
Title:	Chief Executive Officer
Date:	9/29/2025

ACCEPTED AND AGREED:

BELLEVUE GLOBAL LIFE SCIENCES INVESTORS, LLC

BY: BELLEVUE CAPITAL MANAGEMENT LLC, ITS MANAGER

By:	/s/ Kuk Hyoun Hwang
Name:	Kuk Hyoun Hwang
Title:	Chief Executive Officer
Date:	9/29/2025

[Signature page to Promissory Note Amendment]

Exhibit A Promissory Notes

1.	Promissory Note, dated April 8, 2024, as amended on January 9, 2025 and January 23, 2025, between OSR Holdings, Inc. (f/k/a Bellevue Life Sciences Acquisition Corp.) and Bellevue Global Life Sciences Investors, LLC.

2.	Promissory Note, dated April 17, 2024, as amended on January 9, 2025 and January 23, 2025, between OSR Holdings, Inc. (f/k/a Bellevue Life Sciences Acquisition Corp.) and Bellevue Global Life Sciences Investors, LLC.

3.	Promissory Note, dated May 14, 2024, as amended on January 9, 2025 and January 23, 2025, between OSR Holdings, Inc. (f/k/a Bellevue Life Sciences Acquisition Corp.) and Bellevue Global Life Sciences Investors, LLC.

4.	Promissory Note, dated July 11, 2024, as amended on January 9, 2025 and January 23, 2025, between OSR Holdings, Inc. (f/k/a Bellevue Life Sciences Acquisition Corp.) and Bellevue Global Life Sciences Investors, LLC.